UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

DECEMBER 31, 2007

Legg Mason Partners Investors Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Investors Value Fund

Annual Report  •  December 31, 2007

What’s

Inside

Fund Objective

The Fund seeks long-term growth of capital. Current income is a secondary objective.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate—the rate the Fed uses for loans it makes directly to banks—from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In its statement accompanying its latest rate cut, the Fed stated: “Today’s policy action, combined with those taken earlier,

Legg Mason Partners Investors Value Fund         I

should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”

Despite periods of extreme volatility, the U.S. stock market produced overall positive results during the 12-month reporting period. After rising in four of the first five months of the period, the market reversed course beginning in June 2007. Earlier in the reporting period, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then rallied from August through October 2007, as the Fed lowered interest rates and it appeared the credit crunch was easing. However, stock prices then fell sharply in November and modestly in December due to mounting losses related to subprime mortgages and fears of slower economic growth in 2008. All told, the S&P 500 Indexiv returned 5.49% during the 12 months ended December 31, 2007.

Looking at the U.S. stock market more closely, large- and mid-cap stocks outperformed their small-cap counterparts, as the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes returned 5.77%, 5.60% and -1.57%, respectively, during the 12 months ended December 31, 2007. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 11.40% and -1.01%, respectively. This marked the first calendar year since 1999 that, overall, growth stocks outperformed value stocks.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state

II         Legg Mason Partners Investors Value Fund

regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 30, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Partners Investors Value Fund         III

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. In 2007, the financial markets generated modest gains despite high volatility and widely disparate performance across various sectors.

After a solid start to the year, U.S. stock indexes fell sharply in February following China’s worst one-day stock market performance in 10 years. However, by mid-March, the domestic equity market resumed its ascent supported by strong economic results, corporate earnings growth and continuing merger and acquisition (M&A) activity. During the summer, the S&P 500 Indexi reached an interim high of 1,553 on July 19, 2007.

As the year progressed, investors became increasingly concerned with a deteriorating housing market, rising mortgage defaults and slower economic growth. Fears that hundreds of billions of leveraged loans commitments and subprime mortgage-based structured products would expose banks to massive losses contributed to already fragile credit markets. This culminated in a 9.3% market sell-off from the interim high set by the S&P 500 Index in July through mid-August.

Central banks responded by injecting a massive amount of liquidity, and the Federal Reserve Board (“Fed”)ii reduced the federal funds rateiii by an aggressive 50 basis points in September and an additional 25 basis points at each of the next two meetings, ending the year at 4.25%. Oil finished the year at just under $96/Bbl, up 57% over the last 12 months, and the U.S. dollar weakened about 11% against the euro.

After the close of the reporting period, with further signs of credit deterioration and economic weakness, the Fed unexpectedly reduced the federal funds rate by 75 basis points to 3.50% on January 22, 2008, one week ahead of the regularly-scheduled meeting, and then again by 50 basis points to 3.00% at the January 30th meeting. In addition, the administration and Congress are currently working on a major stimulus package sized at about $150 billion.

Despite economic uncertainty, the market performed reasonably well over the 12 months ended December 31, 2007. The Dow Jones Industrial Average (“DJIA”)iv generated a total return of 8.88%, while the broader S&P 500 Index gained 5.49%. Energy, Materials, Utilities and IT all experienced double digit gains, while concerns about credit and a weak housing market resulted in declines for the Financials and Consumer Discretionary sectors. Growth stocks, in general, outperformed value stocks in 2007, while large-caps generally did better than small- and mid-caps. Due largely to the weaker U.S. dollar, international stocks outperformed their U.S. counterparts, with the MSCI EAFE Indexv gaining 11.17% for the reporting period.

Performance Review

For the 12 months ended December 31, 2007, Class A shares of Legg Mason Partners Investors Value Fund, excluding sales charges, returned 3.50%. These shares outperformed the Lipper Large-Cap Value Funds Category Average1 which increased 2.25% over the same period. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 5.49% for the same time frame.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 515 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Investors Value Fund 2007 Annual Report         1

Performance Snapshot as of December 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Investors Value Fund—Class A Shares	-3.02%	3.50%

S&P 500 Index	-1.37%	5.49%

Lipper Large-Cap Value Funds Category Average[1]	-4.71%	2.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -3.42%, Class C shares returned -3.38% and Class I shares[2] returned -2.88% over the six months ended December 31, 2007. Excluding sales charges, Class B shares returned 2.67%, Class C shares returned 2.71% and Class I shares returned 3.75% over the 12 months ended December 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B, Class C and Class I shares[2] were 0.86%, 1.79%, 1.67% and 0.59%, respectively.
As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.76% for Class B shares, 1.64% for Class C shares and 0.56% for Class I shares until May 1, 2008.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Relative to the S&P 500 Index, overall stock selection contributed meaningfully to performance for the year. Specifically, stock selection in the Financials, Consumer Discretionary and IT sectors made significant contributions to relative performance, as did overweights to the Telecommunication Services and Industrials sectors. On an individual stock basis, the leading contributors to performance included positions in Nokia Oyj (ADR) in the IT sector, Textron Inc. in the Industrials sector, McDonald’s Corp. in the Consumer Discretionary sector, GlobalSantaFe Corporation in the Energy sector and Altria Group Inc. in the Consumer Staples sector.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 535 funds for the six-month period and among the 515 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective as of the close of business on August 17, 2007, all outstanding Class I shares were automatically converted to Class O shares of the Fund at net asset value and Class O shares were re-designated Class I shares. The former Class I shares were terminated. The inception date, performance history and expense waivers/reimbursements of the former Class O shares have been maintained.

2         Legg Mason Partners Investors Value Fund 2007 Annual Report

What were the leading detractors from performance?

A. Relative to the S&P 500 Index, overall sector allocation detracted from performance for the year. Specifically, overweights to the Financials and Consumer Discretionary sectors negatively impacted relative performance, as did stock selection in the Telecommunication Services and Materials sectors. On an individual stock basis, the leading detractors from Fund performance for the year included holdings in Freddie Mac, Merrill Lynch & Co. Inc. and Capital One Financial Corp., all in the Financials sector, as well as Sprint Nextel Corp. in the Telecommunication Services sector and Time Warner Inc. in the Consumer Discretionary sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the fiscal year, we increased the Fund’s weightings in the IT and Energy sectors and decreased its weightings in the Financials and Telecommunication Services sectors.

We closed a number of positions during the year, including Fund holdings in ALLTEL Corp. in the Telecommunication Services sector, Goldman Sachs Group Inc. in the Financials sector, L-3 Communications Holdings Inc. and Parker Hannifin Corp., both in the Industrials sector, and Newell Rubbermaid Inc. in the Consumer Discretionary sector. We established a new Fund position during the year in Texas Instruments Inc. in the IT sector.

Thank you for your investment in Legg Mason Partners Investors Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert Feitler	Dimitry Khaykin
Co-Portfolio Manager	Co-Portfolio Manager
ClearBridge Advisors, LLC	ClearBridge Advisors, LLC

January 30, 2008

Legg Mason Partners Investors Value Fund 2007 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2007 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Total SA (3.6%), General Electric (3.6%), Altria Group Inc. (3.3%), AT&T Inc. (3.3%), Loews Corp. (2.9%), Textron Inc. (2.8%), AFLAC Inc. (2.6%), JPMorgan Chase & Co. (2.5%), McDonald’s Corp. (2.5%) and Sempra Energy (2.4%). Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2007 were: Financials (26.8%), Consumer Discretionary (14.6%), Industrials (12.0%), Energy (8.3%), and Consumer Staples (8.2%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in common stocks are subject to market fluctuations. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

[v]

The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

4         Legg Mason Partners Investors Value Fund 2007 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Investors Value Fund 2007 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	(3.02)%	$1,000.00	$969.80	0.88%	$4.37

Class B	(3.42)	1,000.00	965.80	1.60	7.93

Class C	(3.38)	1,000.00	966.20	1.53	7.58

Class I(4)	(2.88)	1,000.00	971.20	0.51	2.53

(1)	For the six months ended December 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sale charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)

Effective as of the close of business on August 17, 2007, all outstanding Class I shares were automatically converted to Class O shares of the Fund at net asset value and Class O shares were re-designated Class I shares. The former Class I shares were terminated. The inception date, performance history and expense waivers/reimbursements of the former Class O shares have been maintained.

6         Legg Mason Partners Investors Value Fund 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.77	0.88%	$4.48

Class B	5.00	1,000.00	1,017.14	1.60	8.13

Class C	5.00	1,000.00	1,017.49	1.53	7.78

Class I(3)	5.00	1,000.00	1,022.63	0.51	2.60

(1)	For the six months ended December 31, 2007.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(3)

Effective as of the close of business on August 17, 2007, all outstanding Class I shares were automatically converted to Class O shares of the Fund at net asset value and Class O shares were re-designated Class I shares, The former Class I shares were terminated. The inception date, performance history and expense waivers/reimbursements of the former Class O shares have been maintained.

Legg Mason Partners Investors Value Fund 2007 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I(3)
Twelve Months Ended 12/31/07	3.50%	2.67%	2.71%	3.75%

Five Years Ended 12/31/07	13.45	12.43	12.50	13.79

Ten Years Ended 12/31/07	7.56	6.64	6.70	7.86

	With Sales Charges(4)
	Class A	Class B	Class C	Class I(3)
Twelve Months Ended 12/31/07	(2.45)%	(2.22)%	1.73%	3.75%

Five Years Ended 12/31/07	12.10	12.31	12.50	13.79

Ten Years Ended 12/31/07	6.93	6.64	6.70	7.86

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (12/31/97 through 12/31/07)	107.31%

Class B (12/31/97 through 12/31/07)	90.16

Class C (12/31/97 through 12/31/07)	91.35

Class I(3) (12/31/97 through 12/31/07)	113.07

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Effective as of the close of business on August 17, 2007, all outstanding Class I shares were automatically converted to Class O shares of the Fund at net asset value and Class O shares were re-designated Class I shares. The former Class I shares were terminated. The inception date, performance history and expense waivers/reimbursements of the former Class O shares have been maintained.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

8         Legg Mason Partners Investors Value Fund 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class I Shares of the Legg Mason Partners Investors Value Fund vs. S&P 500 Index† (December 1997 — December 2007)

†	Hypothetical illustration of $10,000 invested in Class I shares on December 31, 1997, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2007. The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

*	Effective as of the close of business on August 17, 2007, all outstanding Class I shares were automatically converted to Class O shares of the Fund at net asset value and Class O shares were re-designated Class I shares, The former Class I shares were terminated. The inception date, performance history and expense waivers/reimbursements of the former Class O shares have been maintained.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Investors Value Fund 2007 Annual Report         9

Schedule of Investments (December 31, 2007)

LEGG MASON PARTNERS INVESTORS VALUE FUND

Shares	Security	Value

COMMON STOCKS — 96.4%
CONSUMER DISCRETIONARY — 14.6%
Hotels, Restaurants & Leisure — 2.5%
534,100	McDonald’s Corp.	$31,463,831

Media — 10.0%
547,600	EchoStar Communications Corp., Class A Shares*	20,655,472
180,695	Liberty Media Holding Corp., Capital Group, Series A Shares*	21,049,161
850,082	Liberty Media Holding Corp., Interactive Group, Series A Shares*	16,219,565
1,465,400	News Corp., Class B Shares	31,139,750
496,700	SES Global SA, FDR	13,024,444
1,573,000	Time Warner Inc.	25,970,230

	Total Media	128,058,622

Multiline Retail — 1.0%
264,800	Target Corp.	13,240,000

Specialty Retail — 1.1%
520,200	Home Depot Inc.	14,014,188

	TOTAL CONSUMER DISCRETIONARY	186,776,641

CONSUMER STAPLES — 8.2%
Food & Staples Retailing — 1.6%
425,900	Wal-Mart Stores Inc.	20,243,027

Food Products — 1.2%
454,267	Kraft Foods Inc., Class A Shares	14,822,732

Household Products — 2.1%
394,500	Kimberly-Clark Corp.	27,354,630

Tobacco — 3.3%
559,700	Altria Group Inc.	42,302,126

	TOTAL CONSUMER STAPLES	104,722,515

ENERGY — 8.3%
Energy Equipment & Services — 1.9%
172,060	Transocean Inc.	24,630,389

Oil, Gas & Consumable Fuels — 6.4%
218,900	Royal Dutch Shell PLC, ADR, Class A Shares	18,431,380
150,496	Suncor Energy Inc.	16,363,430
564,300	Total SA, ADR	46,611,180

	Total Oil, Gas & Consumable Fuels	81,405,990

	TOTAL ENERGY	106,036,379

FINANCIALS — 26.8%
Capital Markets — 2.5%
354,719	Bank of New York Mellon Corp.	17,296,099
286,330	Merrill Lynch & Co. Inc.	15,370,194

	Total Capital Markets	32,666,293

See Notes to Financial Statements.

10         Legg Mason Partners Investors Value Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Commercial Banks — 2.8%
379,824	Wachovia Corp.	$14,444,707
697,300	Wells Fargo & Co.	21,051,487

	Total Commercial Banks	35,496,194

Consumer Finance — 3.8%
592,700	American Express Co.	30,832,254
366,100	Capital One Financial Corp.	17,301,886

	Total Consumer Finance	48,134,140

Diversified Financial Services — 4.2%
538,200	Bank of America Corp.	22,206,132
727,060	JPMorgan Chase & Co.	31,736,169

	Total Diversified Financial Services	53,942,301

Insurance — 12.3%
532,000	AFLAC Inc.	33,319,160
398,800	American International Group Inc.	23,250,040
417,600	Chubb Corp.	22,792,608
741,800	Loews Corp.	37,342,212
669,729	Marsh & McLennan Cos. Inc.	17,727,726
433,400	Travelers Cos. Inc.	23,316,920

	Total Insurance	157,748,666

Thrifts & Mortgage Finance — 1.2%
438,914	Freddie Mac	14,953,800

	TOTAL FINANCIALS	342,941,394

HEALTH CARE — 7.8%
Health Care Providers & Services — 4.5%
461,500	UnitedHealth Group Inc.	26,859,300
350,600	WellPoint Inc.*	30,758,138

	Total Health Care Providers & Services	57,617,438

Pharmaceuticals — 3.3%
388,800	Abbott Laboratories	21,831,120
362,000	Novartis AG, ADR	19,660,220

	Total Pharmaceuticals	41,491,340

	TOTAL HEALTH CARE	99,108,778

INDUSTRIALS — 12.0%
Aerospace & Defense — 4.6%
161,700	Boeing Co.	14,142,282
299,600	Raytheon Co.	18,185,720
343,300	United Technologies Corp.	26,276,182

	Total Aerospace & Defense	58,604,184

Commercial Services & Supplies — 1.0%
254,700	Avery Dennison Corp.	13,534,758

See Notes to Financial Statements.

Legg Mason Partners Investors Value Fund 2007 Annual Report         11

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Industrial Conglomerates — 6.4%
1,235,700	General Electric Co.	$45,807,399
499,900	Textron Inc.	35,642,870

	Total Industrial Conglomerates	81,450,269

	TOTAL INDUSTRIALS	153,589,211

INFORMATION TECHNOLOGY — 6.9%
Communications Equipment — 2.7%
673,600	Comverse Technology Inc.*	11,619,600
582,200	Nokia Oyj, ADR	22,350,658

	Total Communications Equipment	33,970,258

Computers & Peripherals — 1.4%
168,100	International Business Machines Corp.	18,171,610

Semiconductors & Semiconductor Equipment — 1.4%
543,500	Texas Instruments Inc.	18,152,900

Software — 1.4%
519,000	Microsoft Corp.	18,476,400

	TOTAL INFORMATION TECHNOLOGY	88,771,168

MATERIALS — 3.0%
Chemicals — 3.0%
205,000	Air Products & Chemicals Inc.	20,219,150
403,800	E.I. du Pont de Nemours & Co.	17,803,542

	TOTAL MATERIALS	38,022,692

TELECOMMUNICATION SERVICES — 6.4%
Diversified Telecommunication Services — 5.0%
1,011,710	AT&T Inc.	42,046,668
446,572	Embarq Corp.	22,118,711

	Total Diversified Telecommunication Services	64,165,379

Wireless Telecommunication Services — 1.4%
1,364,753	Sprint Nextel Corp.	17,919,207

	TOTAL TELECOMMUNICATION SERVICES	82,084,586

UTILITIES — 2.4%
Multi-Utilities — 2.4%
505,400	Sempra Energy	31,274,152

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $948,186,546)	1,233,327,516

See Notes to Financial Statements.

12         Legg Mason Partners Investors Value Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENT — 3.7%
Repurchase Agreement — 3.7%
$46,765,000	Interest in $840,894,000 joint tri-party repurchase agreement dated 12/31/07 with Greenwich Capital Markets Inc., 4.350% due 1/2/08; Proceeds at maturity — $46,776,302; (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.000% due 2/15/08 to 12/19/25; Market value — $47,700,546) (Cost — $46,765,000)	$46,765,000

	TOTAL INVESTMENTS — 100.1% (Cost — $994,951,546#)	1,280,092,516
	Liabilities in Excess of Other Assets — (0.1)%	(1,006,087)

	TOTAL NET ASSETS — 100.0%	$1,279,086,429

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $996,998,438.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
FDR	— Foreign Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Investors Value Fund 2007 Annual Report         13

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $994,951,546)	$1,280,092,516
Cash	55
Dividends and interest receivable	1,946,165
Receivable for Fund shares sold	309,444
Prepaid expenses	47,025

Total Assets	1,282,395,205

LIABILITIES:
Investment management fee payable	1,641,352
Payable for Fund shares repurchased	1,017,315
Distribution fees payable	228,811
Trustees’ fees payable	62,741
Accrued expenses	358,557

Total Liabilities	3,308,776

Total Net Assets	$1,279,086,429

NET ASSETS:
Par value (Note 6)	$601
Paid-in capital in excess of par value	972,958,650
Undistributed net investment income	121,265
Accumulated net realized gain on investments and foreign currency transactions	20,860,036
Net unrealized appreciation on investments and foreign currencies	285,145,877

Total Net Assets	$1,279,086,429

Shares Outstanding:
Class A	27,346,589

Class B	1,751,802

Class C	4,210,058

Class I (1)	26,832,639

Net Asset Value:
Class A (and redemption price)	$21.34

Class B (offering price) (2)	$20.79

Class C (offering price) (2)	$20.88

Class I (1) (offering price and redemption price)	$21.29

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$22.64

(1)	As of August 17, 2007, all Class I shares converted to Class O shares and Class O shares were redesignated as Class I shares.

(2)	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14         Legg Mason Partners Investors Value Fund 2007 Annual Report

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Dividends	$31,616,792
Interest	2,521,276
Less: Foreign taxes withheld	(680,073)

Total Investment Income	33,457,995

EXPENSES:
Investment management fee (Note 2)	8,195,676
Distribution fees (Notes 2 and 4)	2,849,293
Transfer agent fees (Note 4)	715,970
Legal fees	151,576
Shareholder reports (Note 4)	118,601
Trustees’ fees	69,329
Registration fees	65,635
Audit and tax	45,158
Insurance	37,432
Custody fees	10,573
Miscellaneous expenses	19,353

Total Expenses	12,278,596
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(211,081)

Net Expenses	12,067,515

Net Investment Income	21,390,480

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	295,748,702
Foreign currency transactions	(3,271)

Net Realized Gain	295,745,431

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(215,736,599)
Foreign currencies	3,464

Change in Net Unrealized Appreciation/Depreciation	(215,733,135)

Net Gain on Investments and Foreign Currency Transactions	80,012,296

Increase in Net Assets From Operations	$101,402,776

See Notes to Financial Statements.

Legg Mason Partners Investors Value Fund 2007 Annual Report         15

Statements of Changes in Net Assets (For the years ended December 31,)

	2007	2006
OPERATIONS:
Net investment income	$21,390,480	$23,824,810
Net realized gain	295,745,431	214,173,628
Change in net unrealized appreciation/depreciation	(215,733,135)	22,381,877

Increase in Net Assets From Operations	101,402,776	260,380,315

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(22,093,182)	(23,139,333)
Net realized gains	(57,651,155)	(121,832,477)

Decrease in Net Assets From Distributions to Shareholders	(79,744,337)	(144,971,810)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	136,568,711	198,911,547
Reinvestment of distributions	62,500,910	130,288,440
Cost of shares repurchased	(879,291,553)	(751,921,775)
Net assets of shares issued in connection with merger (Note 8)	469,842,201	—

Decrease in Net Assets From Fund Share Transactions	(210,379,731)	(422,721,788)

Decrease in Net Assets	(188,721,292)	(307,313,283)
NET ASSETS:
Beginning of year	1,467,807,721	1,775,121,004

End of year*	$1,279,086,429	$1,467,807,721

* Includes undistributed net investment income of:	$121,265	$942,480

See Notes to Financial Statements.

16         Legg Mason Partners Investors Value Fund 2007 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares(1)	2007	2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$21.81	$20.43		$20.55	$19.07	$14.69

Income From Operations:
Net investment income	0.28	0.26		0.23	0.29	0.22
Net realized and unrealized gain	0.49	3.29		1.01	1.70	4.38

Total Income From Operations	0.77	3.55		1.24	1.99	4.60

Less Distributions From:
Net investment income	(0.28)	(0.26)		(0.23)	(0.28)	(0.22)
Net realized gains	(0.96)	(1.91)		(1.13)	(0.23)	—

Total Distributions	(1.24)	(2.17)		(1.36)	(0.51)	(0.22)

Net Asset Value, End of Year	$21.34	$21.81		$20.43	$20.55	$19.07

Total Return(3)	3.50%	17.63%		6.15%	10.50%	31.59%

Net Assets, End of Year (000s)	$583,441	$304,173		$314,069	$308,990	$270,317

Ratios to Average Net Assets:
Gross expenses	0.86%	0.91	%(4)	0.93%	0.88%	0.96%
Net expenses	0.85 (5)	0.90	(4)(5)	0.93	0.88	0.96
Net investment income	1.23	1.21		1.13	1.46	1.32

Portfolio Turnover Rate	14%	25%		53%	36%	34%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.88% (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Investors Value Fund 2007 Annual Report         17

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class B Shares(1)	2007		2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$21.28		$19.98		$20.13	$18.70	$14.40

Income From Operations:
Net investment income	0.10		0.05		0.03	0.10	0.07
Net realized and unrealized gain	0.47		3.21		1.00	1.67	4.31

Total Income From Operations	0.57		3.26		1.03	1.77	4.38

Less Distributions From:
Net investment income	(0.10)		(0.05)		(0.05)	(0.11)	(0.08)
Net realized gains	(0.96)		(1.91)		(1.13)	(0.23)	—

Total Distributions	(1.06)		(1.96)		(1.18)	(0.34)	(0.08)

Net Asset Value, End of Year	$20.79		$21.28		$19.98	$20.13	$18.70

Total Return(3)	2.67%		16.49%		5.16%	9.46%	30.52%

Net Assets, End of Year (000s)	$36,423		$31,290		$36,803	$43,386	$49,915

Ratios to Average Net Assets:
Gross expenses	1.62%		1.84	%(4)	1.89%	1.78%	1.83%
Net expenses	1.62	(5)(6)	1.84	(4)(5)	1.89	1.78	1.83
Net investment income	0.44		0.26		0.16	0.51	0.45

Portfolio Turnover Rate	14%		25%		53%	36%	34%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.82% (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.

(6)

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 1.76% until May 1, 2008.

See Notes to Financial Statements.

18         Legg Mason Partners Investors Value Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class C Shares(1)	2007		2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$21.37		$20.05		$20.20	$18.76	$14.45

Income From Operations:
Net investment income	0.11		0.07		0.05	0.11	0.08
Net realized and unrealized gain	0.48		3.24		0.99	1.68	4.32

Total Income From Operations	0.59		3.31		1.04	1.79	4.40

Less Distributions From:
Net investment income	(0.12)		(0.08)		(0.06)	(0.12)	(0.09)
Net realized gains	(0.96)		(1.91)		(1.13)	(0.23)	—

Total Distributions	(1.08)		(1.99)		(1.19)	(0.35)	(0.09)

Net Asset Value, End of Year	$20.88		$21.37		$20.05	$20.20	$18.76

Total Return(3)	2.71%		16.64%		5.20%	9.53%	30.54%

Net Assets, End of Year (000s)	$87,905		$45,553		$52,771	$67,647	$68,296

Ratios to Average Net Assets:
Gross expenses	1.57%		1.76	%(4)	1.81%	1.75%	1.79%
Net expenses	1.57	(5)(6)	1.76	(4)(5)	1.81	1.75	1.79
Net investment income	0.52		0.34		0.24	0.56	0.49

Portfolio Turnover Rate	14%		25%		53%	36%	34%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents a share of capital stock outstanding prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.74% (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.

(6)

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.64% until May 1, 2008.

See Notes to Financial Statements.

Legg Mason Partners Investors Value Fund 2007 Annual Report         19

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class I Shares(1)	2007(2)		2006(3)		2005(3)	2004(3)	2003(3)
Net Asset Value, Beginning of Year	$21.77		$20.40		$20.52	$19.04	$14.66

Income From Operations:
Net investment income	0.34		0.32		0.30	0.34	0.26
Net realized and unrealized gain	0.48		3.29		1.01	1.71	4.39

Total Income From Operations	0.82		3.61		1.31	2.05	4.65

Less Distributions From:
Net investment income	(0.34)		(0.33)		(0.30)	(0.34)	(0.27)
Net realized gains	(0.96)		(1.91)		(1.13)	(0.23)	—

Total Distributions	(1.30)		(2.24)		(1.43)	(0.57)	(0.27)

Net Asset Value, End of Year	$21.29		$21.77		$20.40	$20.52	$19.04

Total Return(4)	3.75%		17.98%		6.51%	10.83%	32.01%

Net Assets, End of Year (000s)	$571,317		$577,618		$540,992	$789,928	$757,230

Ratios to Average Net Assets:
Gross expenses	0.57%		0.62	%(5)	0.58%	0.60%	0.67%
Net expenses	0.54	(6)(7)	0.62	(5)(6)	0.58	0.60	0.67
Net investment income	1.52		1.49		1.47	1.72	1.60

Portfolio Turnover Rate	14%		25%		53%	36%	34%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of August 17, 2007, all Class I shares converted to Class O shares and Class O shares were redesignated as Class I shares.

(3)	Represents a share of capital stock outstanding prior to April 16, 2007.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.60% (Note 12).

(6)	Reflects fee waivers and/or expense reimbursements.

(7)

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.56% until May 1, 2008.

See Notes to Financial Statements.

20         Legg Mason Partners Investors Value Fund 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Investors Value Fund (formerly known as Legg Mason Partners Investors Value Fund, Inc.) (the “Fund”) is a separate investment series of the Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a diversified open-end management investment company, a Maryland Corporation, registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest

Legg Mason Partners Investors Value Fund 2007 Annual Report         21

Notes to Financial Statements (continued)

payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

22         Legg Mason Partners Investors Value Fund 2007 Annual Report

Notes to Financial Statements (continued)

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gains	Paid-in Capital
(a)	$(72,872)	$(222,506,867)	$222,579,739
(b)	(3,271)	3,271	—

(a)

Reclassifications are primarily due to tax adjustments associated with securities involved in an in-kind distribution, book/tax differences in the treatment of an in-kind distribution of securities and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays a base investment management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $350 million	0.650%
Next $150 million	0.550
Next $250 million	0.525
Next $250 million	0.500
Over $1 billion	0.450

At the end of each calendar quarter, for each percentage point of difference between the investment performance of the class of shares of the Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12-month period, this base fee is adjusted upward or downward by the product of (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the Fund for the 12 month period. If the amount by which the Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the Fund’s performance exceeds or is exceeded by S&P 500 Index by ten or more percentage points. For the rolling one year periods ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007, the Fund’s performance varied from that of the S&P 500 Index performance by 0.11%, (1.70)%, (2.70)% and (2.82)%, respectively. As a result, base management fees were reduced, in aggregate, by $299,124.

Legg Mason Partners Investors Value Fund 2007 Annual Report         23

Notes to Financial Statements (continued)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

Effective as of the close of business on March 2, 2007, LMPFA has contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.76% for Class B, 1.64% for Class C, and 0.56% for Class I shares.

During the year ended December 31, 2007, the Fund was reimbursed for expenses amounting to $180,596.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets, Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Class I shares have no initial or CDSC.

For the year ended December 31, 2007, LMIS and its affiliates received sales charges of approximately $9,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$68,000	$5,000

*	Amount represents less than $1,000.

As of the close of business, March 2, 2007, the Fund assumed a liability for deferred compensation in the amount of $28,896 due to the merger with Legg Mason Partners Large Cap Value Fund. As of December 31, 2007, the amount is $28,654.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$216,310,900

Sales	348,600,467

24         Legg Mason Partners Investors Value Fund 2007 Annual Report

Notes to Financial Statements (continued)

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$331,233,598
Gross unrealized depreciation	(48,139,520)

Net unrealized appreciation	$283,094,078

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a service fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$1,494,969	$452,449	$61,790
Class B	437,473	32,917	10,083
Class C	916,851	28,165	11,372
Class I (formerly Class O)†	—	201,987	35,062
Class I†	—	452	294

Total	$2,849,293	$715,970	$118,601

†	Class I shares were converted into Class O shares and redesignated as Class I shares on August 17, 2007.

LMIS, CGM and its affiliates have agreed to reimburse the Fund for any amount which exceeds the payments made by the Fund with respect to the distribution plan for Class A shares over the cumulative unreimbursed amounts spent by LMIS, CGM and its affiliates in performing their services under the distribution plan. During the year ended December 31, 2007 the Fund was reimbursed $30,485.

5.	Distributions to Shareholders by Class

	Year Ended December 31, 2007	Year Ended December 31, 2006
Net Investment Income
Class A	$8,145,363	$3,581,879
Class B	214,699	82,584
Class C	524,199	168,868
Class I (formerly Class O)†	8,988,208	8,606,454
Class I#†	4,220,713	10,699,548

Total	$22,093,182	$23,139,333

Net Realized Gains
Class A	$24,225,226	$25,211,720
Class B	1,595,909	2,656,509
Class C	3,674,652	3,808,813
Class I (formerly Class O)†	24,999,932	47,628,652
Class I#†	3,155,436	42,526,783

Total	$57,651,155	$121,832,477

#	As of November 20, 2006, Class Y shares were renamed Class I shares.

†	Class I shares were converted into Class O shares and redesignated as Class I shares on August 17, 2007.

Legg Mason Partners Investors Value Fund 2007 Annual Report         25

Notes to Financial Statements (continued)

6.	Shares of Beneficial Interest

At December 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had 1 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,443,379	$54,592,152	3,454,859	$74,914,454
Shares issued on reinvestment	1,321,337	28,782,867	1,290,017	27,928,705
Shares repurchased	(7,924,710)	(178,264,216)	(6,170,462)	(133,278,722)
Shares issued with merger	17,559,782	376,626,099	—	—

Net Increase (Decrease)	13,399,788	$281,736,902	(1,425,586)	$(30,435,563)

Class B
Shares sold	72,674	$1,582,987	180,221	$3,843,850
Shares issued on reinvestment	74,297	1,568,738	113,840	2,400,233
Shares repurchased	(1,036,931)	(22,799,877)	(666,246)	(14,083,851)
Shares issued with merger	1,171,665	24,488,276	—	—

Net Increase (Decrease)	281,705	$4,840,124	(372,185)	$(7,839,768)

Class C
Shares sold	70,282	$1,537,228	101,120	$2,148,919
Shares issued on reinvestment	176,843	3,750,014	175,667	3,719,447
Shares repurchased	(1,443,635)	(31,761,465)	(776,700)	(16,674,151)
Shares issued with merger	3,274,931	68,727,826	—	—

Net Increase (Decrease)	2,078,421	$42,253,603	(499,913)	$(10,805,785)

Class I (formerly Class O)†
Shares sold	966,391	$21,142,032	158,383	$3,428,136
Shares issued on reinvestment	1,200,404	26,094,209	1,989,931	43,013,724
Shares repurchased	(1,871,740)	(41,989,462)	(2,130,753)	(46,192,843)

Net Increase	295,055	$5,246,779	17,561	$249,017

Class I #†
Shares sold	2,576,142	$57,714,312	5,317,446	$114,576,188
Shares issued on reinvestment	100,439	2,305,082	2,466,654	53,226,331
Shares repurchased	(26,060,975)	(604,476,533)	(25,096,151)	(541,692,208)

Net Decrease	(23,384,394)	$(544,457,139)	(17,312,051)	$(373,889,689)

#	As of November 20, 2006, Class Y shares were renamed Class I shares.

†	Class I shares were converted into Class O shares and redesignated as Class I shares on August 17, 2007.

26         Legg Mason Partners Investors Value Fund 2007 Annual Report

Notes to Financial Statements (continued)

7.	Redemptions-In-Kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2007, the Fund had redemptions-in-kind with total proceeds in the amount of $562,018,982. The net realized gains on these redemptions-in-kind amounted to $223,793,083, which will not be realized for tax purposes.

8.	Transfer of Net Assets

On March 2, 2007, the Fund acquired the assets and certain liabilities of the Legg Mason Partners Large Cap Value Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund
Legg Mason Partners Large Cap Value Fund	22,006,378	$469,842,201

The total net assets of the Fund were $1,451,580,490.

As part of the reorganization, for each share they held, shareholders of Legg Mason Partners Large Cap Value Fund Class A, Class B, Class C and Class I received 0.819635, 0.837706, 0.834232 and 0.820542 shares of the Fund’s Class A, Class B, Class C and Class I shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $116,754,005, accumulated net realized loss of $879,408 and accumulated net investment loss of $42,370. Total net assets of the Fund immediately after the transfer were $1,921,422,691. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

9.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2007	2006
Distributions Paid From:
Ordinary Income	$25,986,289	$41,806,668
Net Long-term Capital Gains	53,758,048	103,165,142

Total Distributions Paid	$79,744,337	$144,971,810

Legg Mason Partners Investors Value Fund 2007 Annual Report         27

Notes to Financial Statements (continued)

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$538,866
Undistributed long-term capital gains — net	22,647,601

Total Undistributed Earnings	23,186,467

Other book/tax temporary differences(a)	$(158,274)
Unrealized appreciation/(depreciation)(b)	283,098,985

Total Accumulated Earnings/(Losses) — Net	$306,127,178

(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filled against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management, LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaint also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendants Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

28         Legg Mason Partners Investors Value Fund 2007 Annual Report

Notes to Financial Statements (continued)

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM, and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*    *    *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the Securities and Exchange Commission (“SEC”) as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

11.	Other Matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

Legg Mason Partners Investors Value Fund 2007 Annual Report         29

Notes to Financial Statements (continued)

12.	Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portion of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.

The portions of these costs borne by the Fund are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

13.	Recent Accounting Pronouncement

On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

30         Legg Mason Partners Investors Value Fund 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Investors Value Fund (formerly Legg Mason Partners Investors Value Fund, Inc.), a series of Legg Mason Partners Equity Trust as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Investors Value Fund as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2008

Legg Mason Partners Investors Value Fund 2007 Annual Report         31

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s

32         Legg Mason Partners Investors Value Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund Performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap value funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2007. The Fund performed below the median for the one- and three-year periods, but performed better than the median for the five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 2007, which showed the Fund’s performance was competitive compared to the Lipper category average during the third quarter. The Trustees noted the Fund’s performance compared to its benchmark, the S&P 500® Index, and its effect on the advisory fee paid by the Fund. The Board members then discussed with representatives of management, including the Chief Investment Officer for the Sub-Adviser, the portfolio management strategy of the Fund’s portfo-

Legg Mason Partners Investors Value Fund         33

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

lio managers and the reasons for the Fund’s underperformance versus the Performance Universe. The Trustees noted that the portfolio managers are very experienced with an impressive long-term track record and continued to apply a consistent investment strategy. The Trustees also noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s long-term performance and management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and established a committee of Independent Trustees to review performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager, as it may be adjusted depending on the Fund’s performance compared to its benchmark, the S&P 500® Index, in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which partially reduced the management fee paid to the Manager, and because the management fee paid to the Manager may be increased or decreased depending on the Fund’s performance compared to the S&P 500® Index, the Board also reviewed and considered the actual management fee rate (after taking into account any waivers and reimbursements and performance fee adjustments) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

34         Legg Mason Partners Investors Value Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of 12 retail front-end load large-cap value funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load large-cap value funds (“Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee, as adjusted based on the Fund’s performance compared to the S&P 500® Index, were lower than the median of management fees paid by the other funds in the Expense Group and Expense Universe, and that the Fund’s actual total expense ratio also was lower than the median of the total expense ratios of the funds in the Expense Group and Expense Universe. The Board noted that the Fund’s actual total expense ratio was the lowest of the total expense ratios of the funds in the Expense Group.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale, taking into consideration other efficiencies that might accrue as the Fund’s assets increase. The Board also noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized economies of scale as certain expenses, such as fixed fund fees, became a smaller percentage of overall assets. The

Legg Mason Partners Investors Value Fund         35

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

36         Legg Mason Partners Investors Value Fund

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Investors Value Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1983	Law Firm of Paul R. Ades, PLLC (since 2000)	47	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1981	Independent Consultant (since 1969); Professor Harvard Business School (from 1969 to 2007)	49	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1934	Trustee	Since 1981	Retired; Formerly, President and Director, Book Publishing Co. (from 1970 to 2002)	47	None

Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	47	None

Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

Legg Mason Partners Investors Value Fund         37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1995	Retired	47	None

Ken Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	47	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 2002	President; Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1948	Trustee	Since 1983	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	47	Director, Citizens National Bank of Greater St. Louis, MO (since 2006)

38         Legg Mason Partners Investors Value Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 1993	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	47	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
Officers:
Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Legg Mason Partners Investors Value Fund         39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

40         Legg Mason Partners Investors Value Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A

Albert Laskaj Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1977	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason	N/A	N/A

Steven Frank Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Investors Value Fund         41

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

Record Date:	2/28/2007	3/29/2007	6/28/2007	9/27/2007	12/12/2007	12/26/2007
Payable Date:	3/01/2007	3/30/2007	6/29/2007	9/28/2007	12/13/2007	12/27/2007

Ordinary Income:
Qualified Dividend Income for Individuals	31.16%	87.10%	100.00%	100.00%	100.00%	100.00%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	91.58%	91.58%	91.58%	91.58%	91.58%	91.58%

Long-Term Capital Gain Dividend	$0.102185	—	—	—	$0.795975	—

Please retain this information for your records.

42         Legg Mason Partners Investors Value Fund

Legg Mason Partners Investors Value Fund

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTOR

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Investors Value Fund but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason

Investors Services, LLC

Member FINRA, SIPC

FDXX010734 2/08	SR08-511

Legg Mason Partners Investors Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS INVESTORS VALUE FUND

Legg Mason Partners Funds

55 Water Street

32nd Floor

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $257,800 in 2006 and $320,200 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $54,633 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG and PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $48,744 in 2006, which was performed by PwC & KPMG and were $33,900 in 2007 performed by KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees incurred in the in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Equity Trust were $35,150 in 2007, these services consisted of the procedures performed in connection with the mergers on December 1, 2006, March 2, 2007 and March 16, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: March 6, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: March 6, 2008